UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: February 3, 2021

General Moly, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdictionof incorporation)	(Commissionfile number)	(IRS employeridentification no.)

1726 Cole Blvd., Suite 115
 Lakewood, CO 80401
 (Address of principal executive offices, including zip code)

(303) 928-8599
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01
Changes in Registrant’s Certifying Accountant

(a) Resignation of independent registered public accounting firm.

On February 3, 2021, Plante & Moran, PLLC notified General Moly, Inc. (the “Company”) that it was resigning as the Company’s independent registered public accounting firm, effective immediately.

The report of Plante & Moran, PLLC on the financial statements as of and for the year ended December 31, 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Plante & Moran, PLLC’s report on the Company’s financial statements as of and for the year ended December 31, 2019 included a paragraph noting that the Company’s working capital deficit and absence of revenue from operations along with other matters discussed in Note 1 raised substantial doubt about the Company’s ability to continue as a going concern. Plante & Moran, PLLC did not issue a report on the financial statements for the year ended December 31, 2020.

During the fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through February 3, 2021, there have been no disagreements with Plante & Moran, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Plante & Moran, PLLC would have caused them to make reference thereto in their reports on the financial statements for such years. Plante & Moran, PLLC did not conduct an audit on the financial statements for the fiscal year ended December 31, 2020 and did not issue a report on those financial statements. In addition, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through February 3, 2021. However, Plante & Moran, PLLC did not perform an audit on the Company’s financial statements for fiscal year ended December 31, 2020.

The Company has requested that Plante & Moran, PLLC provide it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 8, 2021, is filed as Exhibit 16.1 to this Form 8-K.

On November 18, 2020, the Company filed a voluntary petition under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”). The Debtor’s chapter 11 case is captioned “In re: General Moly, Inc.” and was assigned case number 20-17493-EEB. The Company is continuing to operate its business as a “debtor-in-possession” and has filed a Plan of Reorganization and Disclosure Statement with the Bankruptcy Court.

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The Company did not prepare financial statements for the periods ended September 30, 2020 and December 31, 2020, did not file a Quarterly Report on Form 10-Q for the period ended September 30, 2020 and does not intend to file an Annual Report for the year ended December 31, 2020.

Item 9.01
Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
16.1	Letter from Plante & Moran, PLLC to the Securities and Exchange Commission dated February 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: February 9, 2021	By:	/s/ Thomas M. Kim
Thomas M. Kim
Interim Chief Executive Officer